GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT (as amended, modified or supplemented from time to time, the “Guaranty”), made as of August 4, 2010 (the “Effective Date”), by TWO HARBORS INVESTMENT CORP., a Maryland corporation (the “Guarantor”), in favor of Wells Fargo Bank, National Association (the “Buyer”).

RECITALS

Pursuant to that certain master repurchase and securities contract (the “Master Repurchase Agreement”) of even date herewith between the Buyer and Two Harbors Asset I, LLC, a Delaware limited liability company (the “Seller”), the Buyer has agreed from time to time to enter into transactions in which the Seller agrees to transfer to Buyer RMBS (as defined in the Repurchase Agreement) in exchange for the transfer of funds by Buyer, with a simultaneous agreement by Buyer to transfer to Seller such RMBS at a date certain or on demand, in exchange for the transfer of funds by Seller to Buyer.  Each such transaction shall be referred to herein as a “Transaction”.  The Guarantor is receiving a benefit either directly or indirectly from the Seller for entering into this Guaranty.  The Guarantor is the sole member and sole managing member of Two Harbors Operating Company LLC which is the sole member and manager of Seller.  It is a condition precedent, among others, to the obligation of the Buyer to enter into Transactions under the Master Repurchase Agreement that the Guarantor shall have executed and delivered this Guaranty to the Buyer.

NOW, THEREFORE, in consideration of the foregoing premises, to induce the Buyer to enter into the Master Repurchase Agreement and to enter into Transactions thereunder, the Guarantor hereby agrees with the Buyer, as follows:

1.  Defined Terms.  Unless otherwise defined herein, terms which are defined in the Master Repurchase Agreement and used herein are so used as so defined.

(b)  “Affiliate” shall mean with respect to (i) Guarantor, any other Person directly or indirectly Controlling or Controlled by such Person and (ii) any Person other than Guarantor, any other Person directly or indirectly Controlling, Controlled by, or under common Control with, such Person.  For the avoidance of doubt, with respect to Guarantor, “Affiliate” shall not include (i) PRCMLP, PRCMLLC, Advisers, any subsidiary of PRCMLP, PRCMLLC or Advisers, or any fund that PRCMLP or Advisers from time to time may manage other than Guarantor or (ii) any officer or director of Guarantor or Guarantor’s subsidiaries.

(c)  “Guarantor Obligations” shall mean all Repurchase Obligations, including, without limitation, the obligations and liabilities of Seller to the Buyer, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, or out of or in connection with the Master Repurchase Agreement and any other Repurchase Documents and any other document made, delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Buyer that are required to be paid by a party to the Transaction pursuant to the terms of the Repurchase Documents and costs of enforcement of this Guaranty) or otherwise.

(d)  “Material Adverse Effect”:  A material adverse effect on or change in or to (i) the property, assets, business, operations, financial condition, credit quality or prospects of the Guarantor or any Affiliate of the Guarantor, (ii) the ability of the Guarantor to pay and perform the Guarantor Obligations, (iii) the validity, legality, binding effect or enforceability of any Repurchase Document, (iv) the rights and remedies of the Guarantor or any Indemnified Person under any Repurchase Document, (v) rating (if applicable), liquidity or other aspect of a material portion of the Purchased Assets, as determined by Buyer in its discretion, or (vi) the perfection or priority of any Lien granted under any Repurchase Document.

(e)  “Liquidity”:  With respect to Guarantor and any date, the aggregate amount of unrestricted cash or cash equivalents held by Guarantor (including cash held in the Collection Account net of amounts payable under clauses first through fourth of Section 5.02 of the Master Repurchase Agreement on the next following Remittance Date).

(f)  “Tangible Net Worth”:  With respect to any Person and any date, all amounts which would be included under stockholders’ equity (or any like caption) on a balance sheet of such Person, minus (a) intangible assets and (b) goodwill.

2.  Guaranty.  The Guarantor hereby unconditionally and irrevocably guarantees to the Buyer the prompt and complete payment and performance by Seller when due (whether at the stated maturity, by acceleration or otherwise) of the Guarantor Obligations.

(b)  The Guarantor further agrees to pay any and all expenses (including, without limitation, all fees and disbursements of counsel) which may be paid or incurred by the Buyer in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Guarantor Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guaranty.  This Guaranty shall remain in full force and effect until the Guarantor Obligations are paid in full, notwithstanding that from time to time prior thereto Seller may be free from any Guarantor Obligations.

(c)  No payment or payments made by Seller or any other Person or received or collected by the Buyer from Seller or any other Person by virtue of any action or proceeding or any set-off or appropriation or application, at any time or from time to time, in reduction of or in payment of the Guarantor Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment or payments, remain liable for the amount of the Guarantor Obligations until the Guarantor Obligations are paid in full.

(d)  The Guarantor agrees that whenever, at any time, or from time to time, the Guarantor shall make any payment to the Buyer on account of the Guarantor’s liability hereunder, the Guarantor will notify the Buyer in writing that such payment is made under this Guaranty for such purpose.

3.  Right of Set-off. In addition to any rights now or hereafter granted under the Repurchase Documents, the Guarantor, on behalf of itself and each Affiliate of the Guarantor, hereby grants to Buyer and each Indemnified Person, to secure repayment of the Guarantor Obligations, a right of set off upon any and all of the following: monies, securities, collateral or other property of the Guarantor and each Affiliate of the Guarantor and any proceeds from the foregoing, now or hereafter held or received by Buyer, any Affiliate of Buyer or any Indemnified Person, for the account of such Guarantor or such Affiliate of the Guarantor, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general, specified, special, time, demand, provisional or final) and credits, claims or Indebtedness of the Guarantor or any Affiliate of the Guarantor at any time existing, and any obligation owed by Buyer or any Affiliate of Buyer to the Guarantor or any Affiliate of the Guarantor and to set–off against any Guarantor Obligations or Indebtedness owed by the Guarantor or any Affiliate of the Guarantor and any Indebtedness owed by Buyer or any Affiliate of Buyer to the Guarantor or any Affiliate of the Guarantor, in each case whether direct or indirect, absolute or contingent, matured or unmatured, whether or not arising under the Repurchase Documents and irrespective of the currency, place of payment or booking office of the amount or obligation and in each case at any time held or owing by Buyer, any Affiliate of Buyer or any Indemnified Person to or for the credit of the Guarantor or any Affiliate of the Guarantor, without prejudice to Buyer’s right to recover any deficiency.  Each of Buyer, each Affiliate of Buyer and each Indemnified Person is hereby authorized upon any amount becoming due and payable by the Guarantor or any Affiliate of the Guarantor to Buyer or any Indemnified Person under the Repurchase Documents, the Guarantor Obligations or otherwise or upon the occurrence of an Event of Default, to set–off, appropriate, apply and enforce such right of set–off against any and all items hereinabove referred to against any amounts owing to Buyer or any Indemnified Person by the Guarantor or any Affiliate of the Guarantor under the Repurchase Documents and the Guarantor Obligations, irrespective of whether Buyer, any Affiliate of Buyer or any Indemnified Person shall have made any demand under the Repurchase Documents and regardless of any other collateral securing such amounts, and in all cases without waiver or prejudice of Buyer’s rights to recover a deficiency.  ANY AND ALL RIGHTS TO REQUIRE BUYER, ANY AFFILIATE OF BUYER OR OTHER INDEMNIFIED PERSONS TO EXERCISE THEIR RIGHTS OR REMEDIES UNDER THE REPURCHASE DOCUMENTS, PRIOR TO EXERCISING THE FOREGOING RIGHT OF SET–OFF, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED BY THE GUARANTOR AND EACH AFFILIATE OF THE GUARANTOR.

Buyer or any Indemnified Person shall promptly notify the Guarantor or Affiliate of the Guarantor of any such set–off and application made by Buyer or such Indemnified Person, provided that the failure to give such notice shall not affect the validity of such set–off and application.  If an amount or obligation is unascertained, Buyer may in good faith estimate that obligation and set-off in respect of the estimate, subject to the relevant party accounting to the other party when the amount or obligation is ascertained.  Nothing in this Section 3 shall be effective to create a charge or other security interest.  This Section 3 shall be without prejudice and in addition to any right of set-off, combination of accounts, Lien or other rights to which any party is at any time otherwise entitled.

4.  Subrogation.  Notwithstanding any payment or payments made by the Guarantor hereunder or any set-off or application of funds of the Guarantors by the Buyer, the Guarantor shall not be entitled to be subrogated to any of the rights of the Buyer against Seller or any other guarantor or any collateral security or guarantee or right of offset held by the Buyer for the payment of the Guarantor Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from Seller or any other guarantor in respect of payments made by the Guarantor hereunder, until all amounts owing to the Buyer by Seller on account of the Guarantor Obligations are paid in full.  If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Guarantor Obligations shall not have been paid in full, such amounts shall be held by the Guarantor in trust for the Buyer, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Buyer in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Buyer, if required), to be applied against the Guarantor Obligations, whether matured or unmatured, in such order as the Buyer may determine.

5.  Amendments, etc. with Respect to the Guarantor Obligations.  The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor, and without notice to or further assent by the Guarantor, any demand for payment of any of the Guarantor Obligations made by the Buyer may be rescinded by the Buyer, and any of the Guarantor Obligations continued, and the Guarantor Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Buyer, and the Master Repurchase Agreement, and the other Repurchase Documents and any other document in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Buyer may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time, held by the Buyer for the payment of the Guarantor Obligations may be sold, exchanged, waived, surrendered or released.  The Buyer shall have no obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Guarantor Obligations or for this Guaranty or any property subject thereto.  When making any demand hereunder against the Guarantor, the Buyer may, but shall be under no obligation to, make a similar demand on Seller and any failure by the Buyer to make any such demand or to collect any payments from Seller or any release of Seller shall not relieve the Guarantor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Buyer against the Guarantor.  For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings and any written or oral notification transmitted to the Guarantor or Seller for the Guarantor to perform its obligations hereunder.

6.  Guaranty Absolute and Unconditional.  The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Guarantor Obligations and notice of or, proof of reliance by the Buyer upon this Guaranty or acceptance of this Guaranty; the Guarantor Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived in reliance upon this Guaranty; and all dealings between Seller or the Guarantor, on the one hand, and the Buyer, on the other, shall, likewise be conclusively presumed to have been had or consummated in reliance upon this Guaranty.  The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon Seller or the Guaranty with respect to the Guarantor Obligations.  This Guaranty shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (i) the validity or enforceability of the Master Repurchase Agreement, the other Repurchase Documents, any of the Guarantor Obligations, or any collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Buyer, (ii) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by Seller against the Buyer, or (iii) any other, circumstance whatsoever (with or without notice to or knowledge of Seller or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of Seller for the Guarantor Obligations, or the Guarantor under this Guaranty, in bankruptcy or in any other instance.  When pursuing its rights and remedies hereunder against the Guarantor, the Buyer may, but shall be under no obligation, to pursue such rights and remedies that they may have against Seller or any other Person or against any collateral security or guarantee for the Guarantor Obligations or any right of offset with respect thereto, and any failure by the Buyer to pursue such other rights or remedies or to collect any payments from Seller or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of Seller or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Buyer against the Guarantor.  This Guaranty shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and its successors and assigns thereof, and shall inure to the benefit of the Buyer, and successors, endorsees, transferees and assigns, until all the Guarantor Obligations and the obligations of the Guarantor under this Guaranty shall have been satisfied by payment in full, notwithstanding that from time to time during the term of the Master Repurchase Agreement Seller may be free from any Guarantor Obligations.

(b)  Without limiting the generality of the foregoing, the Guarantor hereby agrees, acknowledges, covenants, and represents and warrants to the Buyer as follows:

(i)  The Guarantor hereby waives any defense arising by reason of, and any and all right to assert against the Buyer any claim or defense based upon, an election of remedies by the Buyer which in any manner impairs, affects, reduces, releases, destroys and/or extinguishes such Guarantor’s subrogation rights, rights to proceed against the Seller or any other guarantor for reimbursement or contribution, and/or any other rights of the Guarantor to proceed against the Seller, against any other guarantor, or against any other person or security;

(ii)  The Guarantor is presently informed of the financial condition of the Seller and of all other circumstances which diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guarantor Obligations.  The Guarantor hereby covenants that it will make its own investigation and will continue to keep itself informed of the Seller’s financial condition, the status of other guarantors, if any, of all other circumstances which bear upon the risk of nonpayment and that it will continue to rely upon sources other than the Buyer for such information and will not rely upon the Buyer for any such information.  Absent a written request for such information by the Guarantor to the Buyer, the Guarantor hereby waives its right, if any, to require the Buyer to disclose to the Guarantor any information which the Buyer may now or hereafter acquire concerning such condition or circumstances including, but not limited to, the release of or revocation by any other guarantor; and

(iii)  The Guarantor has independently reviewed the Master Repurchase Agreement, the Repurchase Documents and related agreements and has made an independent determination as to the validity and enforceability thereof, and in executing and delivering this Guaranty to the Buyer, the Guarantor is not in any manner relying upon the validity, and/or enforceability, and/or attachment, and/or perfection of any Liens or security interests of any kind or nature granted by the Seller or any other guarantor to the Buyer, now or at any time and from time to time in the future.

7.  Reinstatement.  This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Guarantor Obligations is rescinded or must otherwise be restored or returned by the Buyer upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Seller or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Seller or any substantial part of its property, or otherwise, all as though such payments had not been made.

8.  Payments.  The Guarantor hereby agrees that the Guarantor Obligations will be paid to the Buyer without set-off or counterclaim in U.S. Dollars.

9.  Representations and Warranties.  The Guarantor hereby represents and warrants that:

(a)  it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the power and authority and the legal right to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged;

(b)  it has the power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guaranty and the Master Repurchase Agreement, and has taken all necessary action to authorize its execution, delivery and performance of this Guaranty and the Master Repurchase Agreement;

(c)  this Guaranty has been duly executed and delivered by the Guarantor and constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as enforceability, may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general, principles of equity (whether enforcement is sought in proceedings in equity or at law);

(d)  the execution, delivery and performance of this Guaranty will not violate any provision of the charter, by-laws or other organizational documents of the Guarantor, or any law, treaty, rule or regulation or determination of an arbitrator, a court or other governmental authority, applicable to or binding upon the Guarantor or any of its property or to which the Guarantor or any of its property is subject (“Requirement of Law”), or any provision of any security issued by the Guarantor or of any agreement, instrument or other undertaking to which the Guarantor is a party or by which it or any of its property is bound (“Contractual Obligation”), and will not result in or require the creation or imposition of any Lien on any of the properties or revenues of the Guarantor pursuant to any Requirement of Law or Contractual Obligation of the Guarantor;

(e)  no consent or authorization of, filing with, notice to, or other act by or in respect of, any Governmental Authority or any other Person (including, without limitation, any stockholder or creditor of the Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty;

(f)  no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Guarantor, threatened by or against the Guarantor or against any of the Guarantor’s properties or revenues (i) with respect to this Guaranty or any of the transactions contemplated hereby, or (ii) which has any reasonable likelihood of having a Material Adverse Effect;

(g)  the Guarantor has filed or caused to be filed all tax returns which are required to be filed (giving due regard to extensions) and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of the Guarantor’s property and all other taxes, fees or other charges imposed on it or any of the Guarantor’s property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which applicable reserves have been provided on the books of the Guarantor); no tax Lien has been filed, and, to the knowledge of the Guarantor, no claim is being asserted, with respect to any such tax, fee or other charge;

(h)  all financial statements of the Guarantor, copies of which have been furnished to Buyer, (i) are, as of the dates and for the periods referred to therein, complete and correct in all material respects, (ii) present fairly the consolidated financial condition and the results of operations of the Guarantor as of the dates and for the periods indicated in all material respects and (iii) with respect to financial statements, have been prepared in accordance with GAAP consistently applied, except as noted therein;

(i)  since the date of the most recent financial statements furnished to Buyer, there has been no Material Adverse Effect; and

(j)  commencing with its taxable year ended December 31, 2009, the Company has been organized and operating in conformity with the requirements for qualification and taxation as a real estate investment trust under the Code.

The Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by the Guarantor on the date of each Transaction under the Master Repurchase Agreement on and as of such Purchase Date and at all times RMBS is subject to a Transaction.

10.  Covenants.

(a)  The Guarantor covenants and agrees that such Guarantor will not change its legal name or primary residence without having provided to the Buyer prior written notice of any such change.

(b)  [Reserved.]

(c)  The Guarantor covenants and agrees that it will promptly, and in any event within five (5) days after service of process on any of the following, give to Buyer notice of all litigation, actions, suits, arbitrations, investigations (including, without limitation, any of the foregoing which are threatened in writing or pending) or other legal or arbitrable proceedings affecting the Guarantor or any of its Affiliates or affecting any of the Property of any of them before any Governmental Authority that (i) questions or challenges the validity or enforceability of any of the Repurchase Documents or any action to be taken in connection with the transactions contemplated thereby, (ii) makes a claim in an individual or aggregate amount greater than $2,500,000, or (iii) which, individually or in the aggregate, if adversely determined, could be reasonably likely to have a Material Adverse Effect.

(d)  The Guarantor will make a timely election to be subject to tax as a real estate investment trust pursuant to Sections 856 through 860 of the Code for its taxable year ending December 31, 2009.

11.  Financial Covenants.  The Guarantor hereby covenants and agrees with the Buyer as follows:

(a)  On any date, the ratio of the Guarantor’s Total Indebtedness to its Tangible Net Worth, on a consolidated basis, shall not be greater than 6.00 to 1.00.

(b)  On any date, the Guarantor’s Liquidity, on a consolidated basis, shall not be less than $15,000,000.

(c)  On any date, the Guarantor’s Tangible Net Worth, on a consolidated basis, shall not be less than $150,000,000.

12.  Event of Default; Remedies.  Any failure by the Guarantor to satisfy at all times any of the representations, warranties, covenants and other terms set forth in this Guaranty (including, without limitation, the provisions of paragraph 11) shall constitute a “Guarantee Default” and an Event of Default under the Master Repurchase Agreement; provided that Guarantor shall have one (1) Business Day to cure any  breach of paragraph 11(b) above.

(b)  If an Event of Default under the Master Repurchase Agreement shall have occurred and be continuing, or in the event of a Guarantee Default, the Guarantor agrees that, as between the Guarantor and Buyer, the Guarantor Obligations may be declared to be due for purposes of this Guaranty notwithstanding any stay, injunction or other prohibition which may prevent, delay or vitiate any such declaration as against Seller and that, in the event of any such declaration (or attempted declaration), such Guarantor Obligations shall forthwith become due by the Guarantor for purposes of this Guaranty.

13.  [Reserved.]

14.  Severability.  Any provision of this Guaranty which is, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

15.  Headings.  The paragraph headings used in this Guaranty are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

16.  No Waiver; Cumulative Remedies.  The Buyer shall not by any act (except by a written instrument pursuant to paragraph 17 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or in any breach of any of the terms and conditions hereof.  No failure to exercise, nor any delay in exercising, on the part of the Buyer, any right, power or privilege hereunder shall operate as a waiver thereof.  No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  A waiver by the Buyer of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Buyer would otherwise have on any future occasion.  The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

17.  Waivers and Amendments; Successors and Assigns.  None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Buyer, provided that any provision of this Guaranty may be waived by the Buyer in a letter or agreement executed by the Buyer and delivered either by facsimile or electronic transmission from the Buyer.  This Guaranty shall be binding, upon the heirs, personal representatives, successors and assigns of the Guarantor and shall inure to the benefit of the Buyer and its respective successors and assigns.

18.  Notices.  Notices to any of the parties hereunder shall be in writing and sent prepaid by hand delivery, by certified or registered mail, by expedited commercial or postal delivery service, or by facsimile or email if also sent by one of the foregoing, addressed as follows:

If to Two Harbors Investment Corp.:

Two Harbors Investment Corp.
601 Carlson Parkway
Suite 330
Minnetonka, MN 55305
Attention:  Timothy O’Brien, General Counsel

with a copy to:

Leonard, Street and Deinard P.A.
150 South Fifth Street
Suite 2300
Minneapolis, MN 55402
Attention:  Stephen Quinlivan

If to Wells Fargo Bank, National Association:

Wells Fargo Bank, National Association
c/o Wells Fargo Securities LLC
301 South College Street, NC0600
Charlotte, North Carolina  28288
Attn:  Andrew W. Riebe

Any of the foregoing communications shall be effective when delivered or upon the first attempted delivery on a Business Day.

19.  Jurisdiction.

(a)  THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b)  THE GUARANTOR HEREBY WAIVES TRIAL BY JURY.  THE GUARANTOR HEREBY IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY COURT OF THE STATE OF NEW YORK, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, ARISING OUT OF OR RELATING TO THE REPURCHASE DOCUMENTS IN ANY ACTION OR PROCEEDING.  THE GUARANTOR HEREBY SUBMITS TO, AND WAIVES ANY OBJECTION IT MAY HAVE TO, EXCLUSIVE PERSONAL JURISDICTION AND VENUE IN THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, WITH RESPECT TO ANY DISPUTES ARISING OUT OF OR RELATING TO THE REPURCHASE DOCUMENTS.

(c)  [Reserved.]

20.  Integration.  This Guaranty represents the agreement of the Guarantor with respect to the subject matter hereof and there are no promises or representations by the Buyer relative to the subject matter hereof not reflected herein.

21.  Acknowledgments.  The Guarantor hereby acknowledges that:

(a)  The Guarantor has been advised by counsel in the negotiation, execution and delivery of this Guaranty; and

(b)  the execution of this Guaranty does not create a fiduciary relationship between the Guarantor and the Buyer, and (i) the relationship between the Buyer and the Guarantor is solely that of surety and creditor and (ii) no joint venture exists between the Buyer and the Guarantor or among the Buyer, Seller and the Guarantor.

[Signature pages follow]

IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be duly executed and delivered as of the date first above written.

TWO HARBORS INVESTMENT CORP.

/s/Jeff Stolt
Name: Jeff Stolt
Title: Chief Financial Officer